Exhibit 99.1

ServiceTitan Announces Fiscal Second Quarter Financial Results

LOS ANGELES – September 4, 2025 – ServiceTitan (NASDAQ: TTAN), the software platform that powers the trades, today announced financial results for the fiscal second quarter ended July 31, 2025.

“I am grateful for the way our team empowered our customers to perform during the seasonally strongest quarter for the trades,” said Ara Mahdessian, Co-Founder and CEO. “The quality and breadth of execution underscore our opportunity to transform the lives of every hardworking contractor in the trades.”

“This is an exciting time in the trades,” said Vahe Kuzoyan, Co-Founder and President, “We’re making progress on each of our goals this year. Most notably, we are experiencing a change in the large enterprise Commercial market where our multi-year investments are beginning to yield results.”

Fiscal Second Quarter 2026 Financial and Operational Highlights:

	Fiscal Second Quarter 2026	Fiscal Second Quarter 2025
	(in millions, except percentages and GTV)
Gross transaction volume (“GTV”) (in billions)	$22.9	$19.2
YOY GTV growth	19%	23%

Total revenue	$242.1	$193.0
YOY revenue growth	25%	24%
Platform revenue	$232.7	$185.0
YOY platform revenue growth	26%	25%

GAAP loss from operations	$(34.8)	$(32.6)
Non-GAAP income from operations(1)	$29.2	$13.5
Non-GAAP operating margin(1)	12.1%	7.0%

GAAP net cash provided by operating activities	$40.3	$25.3
Non-GAAP free cash flow(1)	$34.3	$18.7

Net dollar retention	> 110%	> 110%

_________________________

(1) This press release uses non-GAAP financial measures that adjust GAAP financial measures for the impact of various items. See the section titled “Non-GAAP Financial Measures” and the tables entitled “GAAP to Non-GAAP Reconciliation” below for additional information.

Fiscal Third Quarter and Fiscal Year 2026 Financial Outlook:

For fiscal third quarter 2026 and for the full fiscal year 2026, the Company currently expects:

	Fiscal Third Quarter 2026	Full Fiscal Year 2026
(in millions)
Total revenue	$237 - $239	$935 - $940
Non-GAAP income from operations(2)	$14 - $15	$74 - $76

_________________________

(2) ServiceTitan is not able, at this time, to provide an outlook for GAAP loss from operations or a reconciliation of expected non-GAAP income from operations to GAAP income loss from operations for fiscal third quarter 2026 or for the full fiscal year 2026 because of the difficulty of estimating certain items excluded from non-GAAP income from operations that cannot be reasonably calculated or predicted without unreasonable efforts. For example, charges related to stock-based compensation expense require additional inputs, such as the number and value of awards granted, that are not currently ascertainable.

Conference Call Information:

The financial results and business highlights will be discussed on a conference call and webcast scheduled at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) on Thursday, September 4, 2025. Online registration for this event conference call can be found here. The live webcast of the conference call can be accessed from ServiceTitan’s investor relations website at http://investors.servicetitan.com.

Following completion of the events, a webcast replay will also be available at http://investors.servicetitan.com for 12 months.

About ServiceTitan

ServiceTitan is the software platform that powers trades businesses. The company’s cloud-based, end-to-end solution gives contractors the tools they need to run and grow their business, manage their back office, and provide a stellar customer experience. By bringing an integrated SaaS platform to an industry historically underserved by technology, ServiceTitan is equipping tradespeople with the technology they need to keep the world running.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential” “predict,” “project,” “should,” “target,” or “will,” or the negative of these words or other similar terms or expressions that concern ServiceTitan’s expectations, strategy, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding ServiceTitan’s financial outlook for total revenue and non-GAAP income from operations for fiscal third quarter 2026 ending October 31, 2025 and the full fiscal year ending January 31, 2026. ServiceTitan’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including those more fully described under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for fiscal first quarter 2025 ended April 30, 2025 as filed with the SEC on June 12, 2025, which should be read in conjunction with this press release and the financial results included herein. Additional information will be set forth in our Quarterly Report on Form 10-Q for fiscal second quarter 2026 ended July 31, 2025. The forward-looking statements in this release are based on information available to ServiceTitan as of the date hereof, and ServiceTitan undertakes no obligation to update any forward-looking statements, except as required by law.

Press Contact

Max Wertheimer

ServiceTitan, Inc.

press@servicetitan.com

Investor Contact

Jason Rechel

ServiceTitan, Inc.

investors@servicetitan.com

© 2025 ServiceTitan. All rights reserved. ServiceTitan, the ServiceTitan logo, and all ServiceTitan product and service names mentioned herein are registered trademarks or unregistered trademarks of ServiceTitan, Inc. in the United States and other countries. Other brand names and marks mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s).

ServiceTitan, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
Revenue:
Platform	$232,726	$184,997	$440,708	$348,222
Professional services and other	9,397	7,997	17,107	15,100
Total revenue	242,123	192,994	457,815	363,322
Cost of revenue:
Platform	51,991	49,236	102,028	96,993
Professional services and other	18,783	16,932	36,042	33,523
Total cost of revenue	70,774	66,168	138,070	130,516
Gross profit	171,349	126,826	319,745	232,806
Operating expenses:
Sales and marketing	69,544	58,218	138,767	115,819
Research and development	73,065	62,449	142,205	121,062
General and administrative	63,512	38,769	123,081	81,963
Total operating expenses	206,121	159,436	404,053	318,844
Loss from operations	(34,772)	(32,610)	(84,308)	(86,038)
Other income (expense), net
Interest expense	(2,057)	(4,222)	(4,092)	(8,350)
Interest income	4,783	1,654	9,723	3,350
Other income (expense), net	185	(17)	686	210
Total other income (expense), net	2,911	(2,585)	6,317	(4,790)
Loss before income taxes	(31,861)	(35,195)	(77,991)	(90,828)
Provision for income taxes	364	457	598	863
Net loss	(32,225)	(35,652)	(78,589)	(91,691)
Accretion of non-convertible preferred stock	—	(13,969)	—	(26,956)
Net loss attributable to common stockholders	$(32,225)	$(49,621)	$(78,589)	$(118,647)
Net loss per share, basic and diluted	$(0.35)	$(1.43)	$(0.86)	$(3.44)
Weighted-average shares used in computing net loss per share, basic and diluted	91,687,907	34,789,424	91,041,726	34,485,622

Disaggregated Revenue
	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
Subscription	$174,753	$137,697	$337,470	$263,731
Usage	57,973	47,300	103,238	84,491
Platform revenue	232,726	184,997	440,708	348,222
Professional services and other	9,397	7,997	17,107	15,100
Total revenue	$242,123	$192,994	$457,815	$363,322

ServiceTitan, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

(unaudited)

	As of
	July 31,	January 31,
	2025	2025
Assets
Current assets:
Cash and cash equivalents	$471,485	$441,802
Restricted cash	210	711
Accounts receivable, net of allowance of $8,868 and $4,698 as of July 31, 2025 and January 31, 2025, respectively	51,894	44,469
Deferred contract costs, current	12,966	11,554
Contract assets	49,452	45,926
Prepaid expenses	31,980	24,791
Other current assets	4,976	3,513
Total current assets	622,963	572,766
Restricted cash, noncurrent	417	333
Deferred contract costs, noncurrent	12,419	10,608
Property and equipment, net	45,644	56,667
Operating lease right-of-use assets	18,860	24,025
Internal-use software, net	37,982	35,775
Intangible assets, net	192,188	214,952
Goodwill	845,836	845,836
Other assets	7,572	7,686
Total assets	$1,783,881	$1,768,648
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and other accrued expenses	$43,227	$40,182
Accrued personnel related expenses	57,379	80,160
Deferred revenue, current	17,277	16,803
Operating lease liabilities, current	12,848	12,996
Short-term debt	1,073	1,073
Other current liabilities	6,923	1,902
Total current liabilities	138,727	153,116
Operating lease liabilities, noncurrent	40,823	47,327
Long-term debt, net	103,725	104,014
Other noncurrent liabilities	11,192	9,607
Total liabilities	294,467	314,064
Commitments and contingencies

Stockholders' Equity
Preferred stock, par value $0.001, 100,000,000 shares authorized as of July 31, 2025 and January 31, 2025. No shares issued and outstanding as of July 31, 2025 and January 31, 2025	—	—
Class A common stock, par value $0.001, 1,000,000,000 shares authorized as of July 31, 2025 and January 31, 2025. 79,465,080 shares and 76,644,240 shares issued and outstanding as of July 31, 2025 and January 31, 2025, respectively	80	77
Class B common stock, par value $0.001, 100,000,000 shares authorized as of July 31, 2025 and January 31, 2025. 13,365,549 shares and 13,404,097 shares issued and outstanding as of July 31, 2025 and January 31, 2025, respectively	13	13
Class C common stock, par value $0.001, 100,000,000 shares authorized as of July 31, 2025 and January 31, 2025. No shares issued and outstanding as of July 31, 2025 and January 31, 2025	—	—
Additional paid-in capital	2,673,640	2,560,224
Accumulated deficit	(1,184,319)	(1,105,730)
Total stockholders' equity	1,489,414	1,454,584
Total liabilities and stockholders' equity	$1,783,881	$1,768,648

ServiceTitan, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
Cash flows provided by operating activities
Net loss	$(32,225)	$(35,652)	$(78,589)	$(91,691)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization expense	20,035	19,876	39,990	39,607
Amortization of deferred contract costs	3,604	2,806	6,940	5,393
Non-cash operating lease expense	1,406	1,635	2,758	3,407
Stock-based compensation expense	49,307	23,685	93,056	43,624
Loss on impairment and disposal of assets	200	10,143	8,260	30,274
Change in valuation of contingent consideration	—	(105)	—	(135)
Deferred income taxes	679	383	1,325	1,121
Amortization of debt issuance costs	128	69	248	127
Provision for credit losses	1,544	1,117	5,267	1,840
Changes in operating assets and liabilities, net of effect of business acquisition:
Accounts receivable	(7,422)	(6,522)	(12,692)	(11,083)
Prepaid expenses and other current assets	(10,217)	(5,278)	(8,546)	(3,354)
Deferred contract costs	(4,425)	(3,562)	(10,164)	(5,709)
Contract assets	(2,185)	(1,378)	(3,526)	(2,449)
Other assets	177	63	685	343
Accounts payable and other accrued expenses	(1,068)	(4,053)	2,933	283
Accrued personnel related expenses	18,959	23,827	(21,673)	(3,386)
Operating lease liabilities	(3,013)	(2,832)	(6,166)	(3,877)
Other liabilities	3,953	(399)	5,190	496
Deferred revenue	903	1,493	474	1,261
Net cash provided by operating activities	40,340	25,316	25,770	6,092
Cash flows used in investing activities
Capitalized internal-use software	(4,930)	(5,415)	(11,402)	(10,200)
Purchase of property and equipment	(1,110)	(1,173)	(2,402)	(1,801)
Acquisition of business, net of cash acquired	—	—	—	(1,184)
Net cash used in investing activities	(6,040)	(6,588)	(13,804)	(13,185)
Cash flows provided by (used in) financing activities
Payment of contingent consideration	—	(135)	—	(300)
Proceeds from exercise of stock options	17,255	1,774	18,436	3,214
Payment of debt arrangements	(269)	(450)	(537)	(900)
Payment of deferred initial public offering costs	(66)	(216)	(599)	(843)
Shares repurchased for tax withholding for the settlement of restricted stock units	—	(8,259)	—	(13,565)
Net cash provided by (used in) financing activities	16,920	(7,286)	17,300	(12,394)
Net change in cash, cash equivalents, and restricted cash	51,220	11,442	29,266	(19,487)
Cash, cash equivalents, and restricted cash
Beginning of period	420,892	117,934	442,846	148,863
End of period	$472,112	$129,376	$472,112	$129,376

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results prepared in accordance with GAAP, we believe non-GAAP gross profit and non-GAAP gross margin, in total and for platform, and professional services and other, non-GAAP sales and marketing expense, non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, and non-GAAP earnings per share (“EPS”) are useful in evaluating our operating performance.

These measures, however, have certain limitations in that they reflect the exercise of judgment by our management about which expenses are excluded or included and do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, our financial results determined in accordance with GAAP. We caution investors that amounts presented in accordance with our definition of non-GAAP gross profit, non-GAAP gross margin, non-GAAP sales and marketing expense, non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, and non-GAAP EPS may not be comparable to similar measures disclosed by other companies because not all companies and analysts calculate these measures in the same manner.

For the reasons set forth below, we believe that excluding the following items provides information that is helpful in understanding our operating results, evaluating our future prospects, comparing our financial results across accounting periods, and comparing our financial results to our peers, many of which provide similar non-GAAP financial measures.

•
Stock-based compensation expense and related employer payroll taxes. We exclude stock-based compensation expense, including the performance-based RSU’s granted to our Co-Founders, and related employer payroll taxes to allow investors to make more meaningful comparisons of our performance between periods and to facilitate a comparison of our performance to those of other peer companies. Stock-based compensation may vary between periods due to various factors unrelated to our core performance, including as a result of the assumptions used in the valuation methodologies, timing and amount of grants and other factors. We exclude employer payroll taxes because the amounts vary based on timing and settlement or vesting of awards unrelated to our core operating performance. Moreover, stock-based compensation expense is a non-cash expense that we exclude from our internal management reporting processes and when assessing our actual performance, budgeting, planning, and forecasting future periods.
•
Amortization of acquired intangible assets. We incur amortization expense for acquired intangible assets in connection with acquisitions of certain businesses and technologies. Amortization of acquired intangible assets is a non-cash expense that is significantly affected by the timing and size of acquisitions, and the inherent subjective nature of purchase price allocations. Because these costs have already been incurred, we exclude the amortization expense from our internal management reporting processes. We exclude these charges when assessing our actual performance and when budgeting, planning, and forecasting future periods. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well.
•
Restructuring charges. To better align our strategic priorities with our investments, we implemented workforce reductions in fiscal 2025. In connection with these reductions, we incurred employee-related expenses including severance and other termination benefits. We excluded these charges when assessing our actual performance and when budgeting, planning and forecasting future periods.
•
Loss on operating lease assets. We have incurred impairments on certain right-of-use assets and other long-lived assets. We believe that it is useful to exclude these charges when assessing the level of various operating expenses and resource allocations when budgeting, planning and forecasting future periods. In addition, we believe excluding such costs enhances the comparability between periods.

•
Acquisition-related items. We have incurred costs related to acquisitions, including legal, third-party valuation and due diligence, insurance costs, and one-time retention bonuses for employees of acquired companies. In addition, we periodically record the change to the fair value of contingent consideration related to past acquisitions. We exclude these items when assessing our actual performance and when budgeting, planning and forecasting future periods. We believe excluding these items allows investors to make meaningful comparisons between our core operating results and those of other peer companies.

Non-GAAP EPS

We define non-GAAP basic EPS as non-GAAP net income divided by weighted-average shares outstanding used in computing net loss per share attributable to common stockholders, basic. We define non-GAAP diluted EPS as non-GAAP net income divided by weighted-average shares outstanding giving effect to the weighted average of all potentially dilutive common stock equivalents outstanding for the period including options to purchase common stock, restricted stock units, and acquisition indemnity shares withheld. The dilutive effect of outstanding awards is reflected in non-GAAP diluted earnings per share by application of the treasury method.

Free Cash Flow

We define free cash flow as GAAP net cash provided by (used in) operating activities less cash used for investing activities for capitalized internal use software and less cash paid for purchases of, and deposits for, property and equipment. We believe that free cash flow is a meaningful indicator of our sources of liquidity and capital requirements that provides information to management and investors in evaluating the cash flow trends of our business. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth. Free cash flow has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Other companies may calculate free cash flow or similarly titled non-GAAP measures differently, which could reduce the usefulness of free cash flow as a tool for comparison. In addition, free cash flow does not reflect mandatory debt service and other non-discretionary expenditures that are required to be made under contractual commitments and does not represent the total increase or decrease in our cash balance for any given period.

ServiceTitan, Inc.

GAAP to Non-GAAP Reconciliations

(unaudited)

Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Platform		Professional Services and Other		Total
	Three Months Ended July 31,		Three Months Ended July 31,		Three Months Ended July 31,
	2025	2024	2025	2024	2025	2024
	(in thousands)
GAAP gross profit	$180,735	$135,761	$(9,386)	$(8,935)	$171,349	$126,826
Stock-based compensation expense and related employer payroll taxes	1,484	1,385	1,364	1,137	2,848	2,522
Amortization of acquired intangible assets	5,533	5,533	334	334	5,867	5,867
Loss on operating lease assets	—	1,373	—	675	—	2,048
Non-GAAP gross profit	$187,752	$144,052	$(7,688)	$(6,789)	$180,064	$137,263

	Platform		Professional Services and Other		Total
	Three Months Ended July 31,		Three Months Ended July 31,		Three Months Ended July 31,
	2025	2024	2025	2024	2025	2024
GAAP gross margin	77.7%	73.4%	(99.9)%	(111.7)%	70.8%	65.7%
Stock-based compensation expense and related employer payroll taxes	0.6%	0.7%	14.5%	14.2%	1.2%	1.3%
Amortization of acquired intangible assets	2.4%	3.0%	3.6%	4.2%	2.4%	3.0%
Loss on operating lease assets	0.0%	0.7%	0.0%	8.4%	0.0%	1.1%
Non-GAAP gross margin*	80.7%	77.9%	(81.8)%	(84.9)%	74.4%	71.1%

* Totals may not foot due to rounding.

	Platform		Professional Services and Other		Total
	Six Months Ended July 31,		Six Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024	2025	2024
	(in thousands)
GAAP gross profit	$338,680	$251,229	$(18,935)	$(18,423)	$319,745	$232,806
Stock-based compensation expense and related employer payroll taxes	2,882	2,527	2,748	2,006	5,630	4,533
Amortization of acquired intangible assets	11,066	10,836	668	1,118	11,734	11,954
Restructuring charges	—	386	—	129	—	515
Loss on operating lease assets	960	4,201	751	1,993	1,711	6,194
Non-GAAP gross profit	$353,588	$269,179	$(14,768)	$(13,177)	$338,820	$256,002

	Platform		Professional Services and Other		Total
	Six Months Ended July 31,		Six Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024	2025	2024
GAAP gross margin	76.8%	72.1%	(110.7)%	(122.0)%	69.8%	64.1%
Stock-based compensation expense and related employer payroll taxes	0.7%	0.7%	16.1%	13.3%	1.2%	1.2%
Amortization of acquired intangible assets	2.5%	3.1%	3.9%	7.4%	2.6%	3.3%
Restructuring charges	0.0%	0.1%	0.0%	0.9%	0.0%	0.1%
Loss on operating lease assets	0.2%	1.2%	4.4%	13.2%	0.4%	1.7%
Non-GAAP gross margin*	80.2%	77.3%	(86.3)%	(87.3)%	74.0%	70.5%

* Totals may not foot due to rounding.

Non-GAAP Sales and Marketing Expense

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
	(in thousands)
GAAP sales and marketing expense	$69,544	$58,218	$138,767	$115,819
Stock-based compensation expense and related employer payroll taxes	(7,694)	(4,069)	(13,262)	(7,644)
Amortization of acquired intangible assets	(5,515)	(5,606)	(11,030)	(11,056)
Restructuring charges	—	—	—	(292)
Loss on operating lease assets	—	(1,784)	(1,765)	(5,433)
Non-GAAP sales and marketing expense	$56,335	$46,759	$112,710	$91,394

Non-GAAP Research and Development Expense

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
	(in thousands)
GAAP research and development expense	$73,065	$62,449	$142,205	$121,062
Stock-based compensation expense and related employer payroll taxes	(12,703)	(9,851)	(24,966)	(17,609)
Acquisition-related items	—	(250)	—	(250)
Restructuring charges	—	—	—	(991)
Loss on operating lease assets	—	(1,765)	(1,679)	(5,243)
Non-GAAP research and development expense	$60,362	$50,583	$115,560	$96,969

Non-GAAP General and Administrative Expense

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
	(in thousands)
GAAP general and administrative expense	$63,512	$38,769	$123,081	$81,963
Stock-based compensation expense and related employer payroll taxes	(15,830)	(7,964)	(28,477)	(15,192)
Stock-based compensation expense - Co-Founders performance based RSUs	(13,518)	—	(26,589)	—
Acquisition-related items	—	127	—	(1,927)
Restructuring charges	—	—	—	(698)
Loss on operating lease assets	—	(4,490)	(2,877)	(13,298)
Non-GAAP general and administrative expense	$34,164	$26,442	$65,138	$50,848

Non-GAAP Income from Operations and Non-GAAP Operating Margin

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
	(in thousands)
GAAP loss from operations	$(34,772)	$(32,610)	$(84,308)	$(86,038)
Stock-based compensation expense and related employer payroll taxes	39,075	24,406	72,335	44,978
Stock-based compensation expense - Co-Founders performance based RSUs	13,518	—	26,589	—
Amortization of acquired intangible assets	11,382	11,473	22,764	23,010
Restructuring charges	—	—	—	2,496
Acquisition-related items	—	123	—	2,177
Loss on operating lease assets	—	10,087	8,032	30,168
Non-GAAP income from operations	$29,203	$13,479	$45,412	$16,791

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
GAAP operating margin	(14.4)%	(16.9)%	(18.4)%	(23.7)%
Stock-based compensation expense and related employer payroll taxes	16.1%	12.6%	15.8%	12.4%
Stock-based compensation expense - Co-Founders performance based RSUs	5.6%	0.0%	5.8%	0.0%
Amortization of acquired intangible assets	4.7%	5.9%	5.0%	6.3%
Restructuring charges	0.0%	0.0%	0.0%	0.7%
Acquisition-related items	0.0%	0.1%	0.0%	0.6%
Loss on operating lease assets	0.0%	5.2%	1.8%	8.3%
Non-GAAP operating margin*	12.1%	7.0%	9.9%	4.6%

* Totals may not foot due to rounding.

Non-GAAP Net Income

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
	(in thousands)
GAAP net loss	$(32,225)	$(35,652)	$(78,589)	$(91,691)
Stock-based compensation expense and related employer payroll taxes	39,075	24,406	72,335	44,978
Stock-based compensation expense - Co-Founders performance based RSUs	13,518	—	26,589	—
Amortization of acquired intangible assets	11,382	11,473	22,764	23,010
Restructuring charges	—	—	—	2,496
Acquisition-related items	—	123	—	2,177
Loss on operating lease assets	—	10,087	8,032	30,168
Income tax effects related to the above adjustments(3)	1,095	(420)	(389)	(909)
Non-GAAP net income	$32,845	$10,017	$50,742	$10,229

(3) This amount represents adjustments for the current and deferred income tax effects on non-GAAP net income for the impact of the non-GAAP adjustments above.

Non-GAAP EPS

	Three Months Ended July 31, 2025 (4)	Six Months Ended July 31, 2025 (4)
	(in thousands, except share and per share amounts)
Numerator
Non-GAAP net income	$32,845	$50,742

Denominator
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic	91,687,907	91,041,726
Effect of dilutive securities: Stock-based awards	7,699,740	7,957,233
Weighted-average shares used in computing non-GAAP net income per share attributable to common stockholders, diluted	99,387,647	98,998,959

GAAP net loss per share, basic and diluted	$(0.35)	$(0.86)
Non-GAAP net income per share, basic	$0.36	$0.56
Non-GAAP net income per share, diluted	$0.33	$0.51

(4) ServiceTitan has not provided prior year non-GAAP EPS for the comparative three and six month periods ended July 31, 2024 because it does not believe such disclosure would provide meaningful supplemental information regarding an EPS trend due to the redeemable convertible preferred stock that was outstanding prior to our IPO.

Free Cash Flow

	Three Months Ended July 31,		Six Months Ended July 31,
	2025	2024	2025	2024
	(in thousands)
GAAP net cash provided by operating activities	$40,340	$25,316	$25,770	$6,092
Capitalized internal-use software	(4,930)	(5,415)	(11,402)	(10,200)
Purchase of property and equipment	(1,110)	(1,173)	(2,402)	(1,801)
Non-GAAP free cash flow	$34,300	$18,728	$11,966	$(5,909)